UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2023

SAKER AVIATION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52593	87-0617649
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Street, Pier 6 East River, New York, NY 10004
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (212) 776-4046
_____________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Saker Aviation Services, Inc. ( “Company”), was a party to an amended Concession Agreement with the City of New York whereby it was granted the exclusive right to operate as the fixed base operator for the Downtown Manhattan Heliport (the “Heliport”). The term of the Concession Agreement expired on April 30, 2023.

On April 28, 2023, the Company, through its fully owned subsidiary, FirstFlight Heliports, LLC d/b/a Saker Aviation Services entered into a Temporary Use Authorization Agreement (the “Agreement”) effective as of May 1, 2023, with the City of New York acting by and through the New York City of Department of Small Business Services (“DSBS”).

Pursuant to the Agreement we have been granted the exclusive right to operate as the fixed base operator for the Heliport. Under the Agreement we have not leased or otherwise been conveyed any land, building, space, improvements, or equipment but have been granted the exclusive right to occupy and operate the Heliport and be in possession thereof during the term of the Agreement. The Agreement has a term of one year. In addition to terminations for an event of default, the Agreement may be terminated at any time by the Commissioner of the DSBS or suspended at any time by the New York City Economic Development Corporation (“NYCEDC”).

During the term of the Agreement we have the sole and exclusive right to collect all revenue derived from the operation of the Heliport and are required to remit a monthly administrative fee to the NYCEDC in the amount of $5,000.

The Agreement sets forth the annual number of tourist flights allowed at the Heliport; our responsibilities for maintenance, repairs, alterations and renovations of the Heliport; flight tracking, reporting, and insurance requirements; as well as dictates that contracts we enter into related to use of the Heliport are subject to review and approval by the NYCEDC or New York City at their discretion, which is not to be unreasonably withheld. The Agreement contains customary covenants and indemnity clauses for an agreement of its type.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is included as exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company expects that the NYCEDC will conduct a request for proposal for a new concession agreement to govern the operation of the Heliport. The Company is in negotiations with the NYCEDC regarding an additional agreement that will govern its use of the Heliport while the RFP process is ongoing, which it expects will clarify the economic relationship between the parties, including additional fees for the Company’s operation of the Heliport.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*
Temporary Use Authorization Agreement by and between FirstFlight Heliports, LLC and the City of New York by and through the New York City of Department of Small Business Services, effective as of May 1, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than those of historical fact, and generally may be identified by the use of words such as "expect," "will," or other similar expressions that indicate future events or trends. These forward-looking statements include, but are not limited to, statements regarding any request for proposal process by the NYCEDC, any future agreement between the Company and the NYCEDC, and the Company’s expectations regarding any terms of any future agreement with the NYCEDC. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve as, and should not be relied on as, a guarantee of actual performance or an assurance or definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ materially from those contained in or implied by such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the control of the Company. Factors that could cause actual results to differ materially from the results expressed or implied by such forward-looking statements include, among others: the impact of pandemics, including the COVID-19 pandemic, or other epidemics or widespread health crises; if the Temporary Use Authorization Agreement were to be terminated; increases in the price, or decreases in the availability, of jet fuel; extensive governmental regulation; our ability to maintain and add key management and other personnel; our operating costs if our employees were to unionize; changes in minimum wage laws; environmental laws that we are subject to and those factors discussed in the Company's most recent Annual Report on Form 10-K and in subsequent Quarterly Reports on Form 10-Q or other reports filed with the Securities and Exchange Commission. There may be additional risks including other adjustments that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those expressed in or implied by these forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date hereof. The Company undertakes no obligation to update or revise any forward-looking statements contained herein, except as may be required by law. Accordingly, undue reliance should not be placed upon these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2023		SAKER AVIATION SERVICES, INC.

	By:	/s/ Samuel Goldstein
Samuel Goldstein
President and Chief Executive Officer